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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                NOVEMBER 7, 2003

                               HALLIBURTON COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

STATE OR OTHER                   COMMISSION                IRS EMPLOYER
JURISDICTION                     FILE NUMBER               IDENTIFICATION
OF INCORPORATION                                           NUMBER

DELAWARE                         1-3492                    NO. 75-2677995


                            1401 MCKINNEY, SUITE 2400
                              HOUSTON, TEXAS 77010
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                         REGISTRANT'S TELEPHONE NUMBER,
                       INCLUDING AREA CODE - 713-759-2600

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INFORMATION TO BE INCLUDED IN REPORT

Item 12. Disclosure of Results of Operations and Financial Condition

The registrant is furnishing this amendment to correct the classification of certain items on the balance sheet as of September 30, 2003, included in the original Form 8-K furnished in connection with the registrant's October 29, 2003 press release entitled "Halliburton Announces Third Quarter Results."

The balance sheet as revised is as follows:




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                               HALLIBURTON COMPANY
                      Condensed Consolidated Balance Sheets
                              (Millions of dollars)
                                   (Unaudited)


                                                                    September 30      December 31         June 30
                                                                    -----------------------------------------------
                                                                      2003               2002               2003
                                                                    ---------          ---------          ---------

                       ASSETS

CURRENT ASSETS:
Cash and equivalents                                                $   1,222          $   1,107          $   1,859
Total receivables, net                                                  4,000              3,257              3,666
Inventories                                                               731                734                747
Other current assets                                                      666                462                503
                                                                    ---------          ---------          ---------

TOTAL CURRENT ASSETS                                                    6,619              5,560              6,775

Property, plant and equipment, net                                      2,504              2,629              2,498
Insurance for asbestos and silica related liabilities                   2,061              2,059              2,059
Other assets                                                            2,592              2,596              2,690
                                                                    ---------          ---------          ---------
TOTAL ASSETS                                                        $  13,776          $  12,844          $  14,022
                                                                    =========          =========          =========

        LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Short-term notes payable                                            $      23          $      49          $      16
Current maturities of long-term debt                                       21                295                166
Accounts payable                                                          979              1,077              1,056
Other current liabilities                                               2,071              1,851              2,079
                                                                    ---------          ---------          ---------
TOTAL CURRENT LIABILITIES                                               3,094              3,272              3,317

Long-term debt                                                          2,368              1,181              2,374
Asbestos and silica related liabilities                                 3,387              3,425              3,396
Other liabilities                                                       1,260              1,337              1,293
Minority interest in consolidated subsidiaries                             90                 71                 83
                                                                    ---------          ---------          ---------
TOTAL LIABILITIES                                                      10,199              9,286             10,463
                                                                    =========          =========          =========
TOTAL SHAREHOLDERS' EQUITY                                              3,577              3,558              3,559
                                                                    ---------          ---------          ---------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                          $  13,776          $  12,844          $  14,022
                                                                    =========          =========          =========




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               HALLIBURTON COMPANY


Date: November 7, 2003                      By: /s/ MARGARET E. CARRIERE
                                               ---------------------------------
                                                Margaret E. Carriere
                                                Vice President and Secretary